

FREEPORT-McMoRAN COPPER & GOLD INC.

1st Quarter 2005 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

April 19, 2005

www.fcx.com

FCX
LISTED
NYSE

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding estimated anticipated sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, projected exploration expenditures, the impact of copper and gold price changes, the impact of changes in deferred intercompany profits on earnings and statements regarding FCX's liquidity. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed April 19, 2005.

1Q 2005 Highlights

Making the Grade

Making The Grade

- **1Q05 Sales Stats – PT-FI Share**

	Volumes	*Realization*
Copper	*328 mm lbs*	*$1.51*
Gold	*595,300 ozs.*	*$427*

- **Unit Cash Costs, Net of Credits -- $0.07/lb.**
- **Operating Cash Flows of $162 Million, Capital Expenditures of $26 Million**
  - **Cash Flows Expected to Increase Significantly in Balance of the Year**
- **Debt Repayment of $183 Million Further Enhances Debt Maturity Profile. At March 31, 2005 Total Debt of $1.77 Billion, $1.46 Billion Net of $310 Million in Cash**
- **Common Dividends in 1Q05 Total $135 Million, Including 50¢/Share Special Dividend Paid in March**

Full Year Outlook

Making the Grade

- **PT-FI Copper and Gold Sales Expected to Total 1.5 Billion lbs. and 2.9 Million ozs.**

	1Q05	2Q – 4Q05e	2005e
Copper (MM lbs)	328	1,172	1,500
Gold (M ozs)	595	2,305	2,900
Net Cash Costs (per lb)	7¢	2¢ (1)	3¢

- **At Prices of $1.40 Copper and $420 Gold in Balance of Year, Operating Cash Flows Expected to Exceed $1.2 Billion(2)**
  - **Operating Cash Flows of Over $1 Billion in Remaining Three Quarters**
  - **Over $600 Million Net of Capital Expenditures, Scheduled Debt Payments and Regular Dividends in Remaining Three Quarters**

(1) Based on copper price of $1.40 per pound and gold price of $420 per ounce for the remainder of 2005.

(2) Each 10¢ change in copper in balance of the year would impact this estimate by approximately $60 MM, and each $25/oz change in gold in balance of the year would have an approximate $30 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

Positive Markets

Making the Grade



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
1,400
1,200
1,000
800
600
400
200
0
160
140
120
100
80
60
40
20
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.



$ per oz.
500
450
400
350
300
250
ECB
Announcement
Producer Hedging
Announcements
Sept. 11
Attacks on U.S.
Prior to Iraqi
Conflict
Dec-98
Feb-99
Apr-99
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02
Dec-02
Feb-03
Apr-03
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05

TC/RC Markets


Industry Treatment and Refining Charges - 31% Cu (L-T Contract includes PP)
Cents per Pound
40
35
30
25
20
15
10
5
0
1Q95
1Q96
1Q97
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
Long-Term Contracts
Spot Market

- Combination of Higher Concentrate Production/ Lower Smelter Availabilities
- Positive for Smelters with Corresponding Negative Impact to Mining Operations
- Equivalent Change in TC/RC Rates at PT-FI and Atlantic Copper Essentially Offset in FCX's Consolidated Results

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004-2009e

Making the Grade

2005e – 2009e PT-FI Share
Total: 6.8 billion lbs
Annual Average: 1.36 billion lbs

2005e – 2009e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.4
1.5
2.9
1.4
1.9
1.1
1.8
1.5
2.5
1.3
1.9
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.

Note: Amounts include Grasberg Open Pit and DOZ sales; excludes potential from Big Gossan or other undeveloped ore bodies. Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2005-2009

Copper Equivalent Cross Section

Making the Grade



A
B
Future Ore Pushbacks
5 Year Plan
9
8S
7S
8N
Year-end 2004
6N
6S
2005
2007
2008
2009
2006
Grasberg Pit Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Future Ore Pushbacks
5 Year Plan

Year	Primary Pushback
2005	6S
2006	6N
2007	7S
2008	7S
2009	8S

Mining Sequence in 2005 by Quarter
Copper Equivalent Cross Section


A
B
• Pushback 6S provides about 60% of the ore tonnes with Pushback 6N providing the balance.
• Ore from Pushback 6S contains about 80% of the Cu & over 95% of the Au from the Grasberg pit.
8N
Year-end 2004
6S
6N
1Q05
2Q05
3Q05
4Q05
Grasberg Pit Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

2005 Outlook
Quarterly Payable Metal Sales

Making the Grade

PT-FI's share of Copper
1.5 billion pounds



500
400
300
200
100
0
Pounds in millions
328
340
425
405
45%
55%
1Q05
2Q05
3Q05
4Q05
Actual
Estimate

PT-FI's share of Gold
2.9 million ounces



1000
800
600
400
200
0
Ounces in thousands
595
650
750
900
43%
57%
1Q05
2Q05
3Q05
4Q05
Actual
Estimate

2005e Average Unit Net Cash Costs at Various Gold Prices

Making the Grade

(¢ per payable pound)


13¢
9¢
6¢
2¢
-2¢
$350
$375
$400
$425
$450

NOTE: Based on copper and gold sales of 1.5 billion lbs and 2.9 million ozs for 2005 and gold prices as noted in the remaining three quarters of 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties and TC/RC's are based on copper price of $1.40 per pound in the balance of 2005. A 10¢ change in copper prices in the balance of 2005 would have a 1.0¢ impact per pound. Estimated unit cash costs are net of 5¢ per pound in estimated deferred stripping costs in 2005. Pursuant to new accounting guidance in EITF 04-6, stripping costs are expected to be included in cost of sales as incurred beginning in 2006.

FCX Capital Expenditures*

Making the Grade

($ in millions)

2005 – 2009 Average Annual: ~$145 Million*



AC & Other
PT-FI
$141
$119
$180
$160
$150
$135
$130
$115
$130
$120
$140
$130
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement

** Includes $37 million for PT-FI to increase DOZ output to 50,000 metric TPD on sustained basis; excludes potential capital expenditures for Big Gossan or other new potential projects; PT-FI's share of capital expenditures for Big Gossan would total approximately $195 million over 2006-2009 period.*

Development Projects

Making the Grade

- **DOZ 50K Expansion**
  - ✓ $62 million (aggregate) to accelerate development & to add a second crusher & ventilation
  - ✓ Financially Attractive
    - *27% IRR* at 85¢ & $270*
    - *46% IRR* at $1.25 & $400*
  - ✓ On-schedule & on-budget
- **Common Infrastructure**
  - ✓ Provides access & development for our underground reserves in the future
    - *Lower access to Big Gossan by year-end 2006*
    - *Access Grasberg Block Cave in 2008/2009*
  - ✓ On-schedule & on-budget
- **On-going Mill Optimization**
  - ✓ Recovery Improvement/Increase Mill Throughput
  - ✓ Strategic fit with long-term development plan

* *after-tax IRRs*

Big Gossan

Making the Grade

- **Completing studies associated with the development of this high-grade deposit located near existing mill**
- **Opportunity to train underground manpower**
- **Total recoverable metal of 2.3 billion lbs Cu & 1.1 million ozs Au (44% more Cu & 57% more Au than 10-K reserves)**
- **Ramp-up to full production of 7,000 t/d by 2010 (first production in 2008)**
- **Avg. Aggregate Incremental Metal (full rates)**
  - **135MM lbs copper/yr**
  - **65K ozs gold/yr**
- **Financially Attractive**
  - ***13% IRR* at 85¢ & $270***
  - ***23% IRR* at $1.25 & $400***
- **Capital, 2006-2009**
  - **Aggregate: $225MM**
  - **Net to PT-FI: $195MM**



44MM t
3.4% CuEq
Paste Plant
Hoist Room
Exhaust Drift
Orepass
Conveyor Drift
Shops
Shaft
Orepass
Shops
Crusher
Haulage level
Connection to Common Infrastructure

Big Gossan
Mine Design, Open Stope with Cemented Backfill

* *after-tax IRRs*

Common Infrastructure
Access to Underground Reserves

Making the Grade



COW A Ore Bodies
Plan View
N
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Dom BC
Dom Pit
MLZ "Spur"
Big Gossan "Spur"
Mill
Common Infrastructure
Portals
(Ridge Camp)



CI Portals at Ridge Camp
April 2005

Progress continues on the Common Infrastructure for access and development of our underground reserves in the future.

Highly Prospective Mineral District

Making the Grade



PT-FI COW A
PT-FI COW B
PT-IEM
PT-NBM
Pacific Ocean
CAROLINE PLATE
PACIFIC PLATE
Sorong Fault Zone
Logari
Haiura
Hitalipa
Dabera
Komopa
Wabu
Obano
Soba
Ertsberg/Grasberg (Cu-Au-Ag)
3.0 MY
Etna Bay
3.3 MY
Front Ranges Fault
Banda Sea
Arafura Sea
Papua, Indonesia
Papua New Guinea
Frieda River (Cu-Au)
Porgera (Au-Ag)
Ok-Tedi (Cu-Au) 1.1 MY
Mt. Kare (Au-Ag)
Yandera (Cu-Mo)
Wafi Creek (Cu-Au)
Morobe Goldfield (Au-Ag)
BISMARCK PLATE
AUSTRALIAN PLATE
0 100 200 300 Km
Mineral District

Exploration Potential
(acres)

COW Block A	24,700
COW Block B	501,500
IEM	1,220,800
NBM	493,000
Total	2,240,000

2005e – 2007e Average Annual Cash Flow After Capital Expenditures (1)

Making the Grade

($ in millions, except copper and gold prices)



$800
$600
$400
$200
$0
Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.25 Copper
Available for debt reduction/ shareholder returns (2)
Current Annual Dividend of $1.00/share
Cash Dividend for 5½% Preferred

	$1.00	$1.25	$1.50	$350	$400	$450
		$400			$1.25	
Excess Cash 3-Yr Total *(in billions)*	**$0.5**	**$1.0**	**$1.5**	**$0.8**	**$1.0**	**$1.2**

(1) Excludes working capital sources/uses; includes $155 million average annual capital expenditures 2005-2007. (Excludes Big Gossan)
(2) Portion to be used for PT-FI 9.4% minority interest distributions

FCX Debt Maturities

Making the Grade


($ in millions)
$1,200
$900
$600
$300
$0
Total Debt @ 3/31/05 $1,769
Less Cash @ 3/31/05 ($311)
Total After Cash $1,458
$22
$253
FCX PRC(1)
$38
$14
$14
$510
10⅛% Senior Notes
$579
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2005
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) Commodity preferred maturity is based on book value of $167 million; at gold price of $420, redemption would approximate $180 million..

Financial Policy

Making the Grade

- Reduce Debt and Improve Balance Sheet
- Shareholder Returns
  - Dividends
  - Share Repurchases